Fees Summary	Apr. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,826,667.84
Previously Paid Amount	0.00
Total Fee Amount	3,152.36
Total Offset Amount	0.00
Net Fee	$ 3,152.36